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                                                                  Exhibit 10(aa)

                               AMENDMENT NO. 3 TO
                          LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Third Amendment"), dated this 29th day of September, 1995 by and between UNITED STATES LIME & MINERALS, INC. (formerly known as Scottish Heritable, Inc.), a Texas corporation ("USL"), CORSON LIME COMPANY, a Pennsylvania corporation ("CLC"), TEXAS LIME COMPANY, a Texas corporation ("TLC"), ARKANSAS LIME COMPANY, an Arkansas corporation ("ALC", and together with USL, CLC, and TLC, collectively referred to as the "Borrowers") and CORESTATES BANK, N.A., a national banking association ("Bank").

                                   BACKGROUND

         A. Borrowers and Bank entered into a Loan and Security Agreement dated October 20, 1993, since amended by Amendment No. 1 to Loan and Security Agreement dated as of December 23, 1994 and Amendment No. 2 to Loan and Security Agreement dated April 28, 1995 (collectively, the "Loan Agreement"), pursuant to which Bank made available to Borrowers certain credit facilities specifically described in the Loan Agreement. All initially-capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

         B. Borrowers have requested that Bank further amend the terms of the Loan Agreement to (i) extend the Termination Date until November 1, 1997, and (ii) reduce the rates of interest applicable to Revolving Credit and the Term Loan as provided herein. Bank has agreed to such changes subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Ratification of Loan Documents. This Third Amendment is a supplement to and a modification of the Loan Agreement pursuant to Section 9.2 thereof. To the extent not modified hereby, each and every term, condition, covenant, representation, warranty, and each and all of the other provisions set forth in the Loan Agreement, are hereby ratified and confirmed in full.

         2.      Termination Date.   The defined term "Termination
Date" is hereby amended and restated in its entirety as follows:





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         "Termination Date" means November 1, 1997 or such later date as may be agreed to in writing by Bank.

         3.      Interest Rate Reductions.

                 3.1 Revolving Credit. The first sentence of Section 2.1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 Borrowers shall pay interest on the unpaid principal balance of all Cash Advances at a fluctuating rate equal to the Base Rate per annum, with the first payment to be made on the first Business Day of the month following the month containing the date of the first Cash Advance, and thereafter on the first Business Day of each consecutive month and at maturity.

                 3.2 Term Loan. The first sentence of Section 2.2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 The Term Loan shall bear interest on the unpaid principal balance thereof at a fluctuating rate per annum equal to the sum of the Base Rate plus one-fourth percent (0.25%) per annum.

         4. Conditions Precedent. As conditions precedent to the performance by Bank of any of Bank's obligations hereunder, Borrower acknowledges that Bank shall have received, in form or substance satisfactory to Bank and Bank's counsel, in addition to this Third Amendment, the following documents, items and instruments:

                 4.1 the Second Allonge to Note executed by Borrowers substantially in the form attached hereto as Exhibit A;

                 4.2 the Second Allonge to Term Note executed by Borrowers substantially in the form attached hereto as Exhibit B;

                 4.3 Resolutions adopted by the Boards of Directors of each Borrower authorizing the execution, delivery and performance of this Third Amendment and the Second Allonges to the Note and Term Note, all certified by Borrower's Secretary to be in full force and effect as of the date hereof; and

                 4.4 Such additional documents or instruments as Bank may reasonably require.





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         5.      Miscellaneous.

                 5.1 Integration. This Third Amendment, the Loan Agreement, and the other loan documents shall be construed as one agreement, and in the event of any inconsistency, the provisions of this Third Amendment shall control the provisions of any other Loan Document, except for the Notes. This Third Amendment, the Loan Agreement, the Notes, and the other Loan Documents, contain all of the agreements of the parties hereto with respect to the subject matter of each thereof and supersede all prior or contemporaneous agreements with respect to such subject matter.

                 5.2 Survivorship. The terms of this Third Amendment and all agreements, representations, warranties or covenants made by Borrower in the Loan Agreement, and the other Loan Documents shall survive the issuance and payment of the Notes and shall continue as long as any portion of the Indebtedness shall remain outstanding and unpaid, provided, however, that the covenants set forth in Section 1.6 and 6.2 of the Loan Agreement shall survive the payment of the Indebtedness.

                 5.3 Successors and Assigns; Governing Law. This Third Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however that no Borrower shall assign this Third Amendment, or any of its respective rights or duties arising hereunder, without the prior written consent of Bank. This Third Amendment shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania.

                 5.4 WAIVER OF JURY TRIAL. EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THE LOAN AGREEMENT, AS AMENDED HEREBY, OR AS AMENDED HEREAFTER, ANY LOAN DOCUMENT OR THE INDEBTEDNESS.

                 5.5 Partial Invalidity. If any provision of this Third Amendment shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Third Amendment shall be construed as if such invalid or unenforceable provision had never been contained herein.

                 5.6 Headings. The heading of any paragraph contained in this Third Amendment is for convenience of reference only and shall not be deemed to amplify, limit, modify or give full notice of the provisions thereof.

                 5.7 Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed





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an original, but all of which together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment under seal, intending to be legally bound hereby, on the day and year first above written.


                                        Bank:

                                        CORESTATES BANK, N.A.

                                        By: /s/ CLIFFORD W. KEWLEY
                                            ------------------------------
                                            Clifford W. Kewley,
                                            Vice President

                                        Borrowers:

                                        UNITED STATES LIME & MINERALS,
                                        INC.(formerly known as Scottish
                                        Heritable, Inc.)

                                        By: /s/ ROBERT F. KING
                                            ------------------------------

                                        CORSON LIME COMPANY

                                        By: /s/ TIMOTHY W. BRYAN
                                            ------------------------------

                                        ARKANSAS LIME COMPANY

                                        By: /s/ TIMOTHY W. BRYAN
                                            ------------------------------

                                        TEXAS LIME COMPANY

                                        By: /s/ TIMOTHY W. BRYAN
                                            ------------------------------





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                             SECOND ALLONGE TO NOTE

                 ALLONGE, dated September 29th, 1995, attached to and forming a part of a Note, dated October 20, 1993 as previously amended by the Allonge to Note dated as of December 23, 1994 (collectively, the "Note"), made by SCOTTISH HERITABLE, INC., a Texas corporation (now known as United States Lime & Minerals, Inc.), CORSON LIME COMPANY, a Pennsylvania corporation, TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (the aforesaid four corporations collectively, the "Borrowers"), payable to the order of CoreStates Bank, N.A. (the "Bank") in the original principal amount of $6,000,000.

                 The second paragraph of the Note is amended to read in full as follows:

                          "Borrowers also promise to pay interest on the unpaid
                 principal amount of all Cash Advances from the date made to maturity (whether by acceleration or otherwise) or earlier repayment at a fluctuating rate per annum equal to the Base Rate per annum, which fluctuating rate shall change as and when the Base Rate shall change, or, if applicable, at the rate set forth in Section 2.4.7 of the Loan Agreement."

                 In all other respects, the Note is confirmed, ratified and approved and, as amended by this Second Allonge to Note, shall continue in full force and effect.

                 IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Second Allonge to Note to be executed and delivered by their respective duly authorized officers as of the date and year first above written.

                                        UNITED STATES LIME & MINERALS, INC.
                                        (formerly known as Scottish
                                        Heritable, Inc.)

                                        By: /s/ ROBERT F. KIZER
                                            ------------------------------
                                            Robert F. Kizer
                                            President and Chief
                                              Executive Officer

                      [Signatures continued on next page]





                                      (1)
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                                        CORSON LIME COMPANY

                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------
                                            Timothy W. Byrne
                                            Senior Vice President

                                        TEXAS LIME COMPANY

                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------
                                            Timothy W. Byrne
                                            Senior Vice President


                                        ARKANSAS LIME COMPANY

                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------
                                            Timothy W. Byrne
                                            Senior Vice President

                                        Accepted and agreed to:

                                        CORESTATES BANK, N.A.

                                        By: /s/ CLIFFORD W. KEWLEY
                                            ------------------------------
                                            Clifford W. Kewley
                                            Vice President





                                      (2)
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                          SECOND ALLONGE TO TERM NOTE

                 ALLONGE, dated September 29th, 1995, attached to and forming a part of a Term Note, dated October 20, 1993 as previously amended by the First Amendment to Term Note dated as of March 1, 1994 and the Allonge to Term Note dated as of December 23, 1994 (collectively, the "Term Note"), made by SCOTTISH HERITABLE, INC., a Texas Corporation (now known as United States Lime & Minerals, Inc.), CORSON LIME COMPANY, a Pennsylvania corporation, TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (the aforesaid four corporations collectively, the "Borrowers"), payable to the order of CoreStates Bank, N.A. (the "Bank") in the original principal amount of $8,000,000.

                 The first sentence of the first paragraph of the Term Note is amended to read in full as follows:

                 "FOR VALUE RECEIVED, SCOTTISH HERITABLE, INC., a Texas corporation, CORSON LIME COMPANY, a Pennsylvania corporation, TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively referred to as the "Borrowers"), jointly and severally promise to pay to the order of CoreStates Bank, N.A., a national banking association which also conducts business as Philadelphia National Bank and CoreStates First Pennsylvania Bank ("Bank"), the principal sum of Eight Million ($8,000,000) Dollars together with interest on the unpaid principal amount hereof accrued from the date hereof to maturity (whether by acceleration or otherwise) or earlier repayment at the rate per annum which (A) prior to March 1, 1994 shall be the fluctuating rate per annum at all times equal to the sum of the Base Rate plus one percent (1%) per annum and (B) from and after March 1, 1994 and prior to March 1, 1997 shall be the fixed rate of seven and ninety-five one-hundredths percent (7.95%) per annum and (C) from and after March 1, 1997 shall be the fluctuating rate per annum at all times equal to the sum of the Base Rate plus one-fourth of one percent (1/4%) per annum, which fluctuating rates shall change as and when the Base Rate shall change, or, if applicable, at the rate set forth in Section 2.4.7 of the Loan Agreement, payable as provided herein and in accordance with
                 Section 2.2.3 of the Loan and Security Agreement of even date herewith by, between, and among Borrowers and Bank (the 'Loan Agreement')."





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                 In all other respects, the aforesaid Term Note is confirmed, ratified and approved and, as amended by this Second Allonge to Term Note, shall continue in full force and effect.

                 IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrowers have executed this Second Allonge to Term Note as an instrument under seal as of the day and year first above written.

                                        UNITED STATES LIME & MINERALS, INC.
                                        (formerly known as Scottish
                                        Heritable, Inc.)

                                        By: /s/ ROBERT F. KIZER
                                            ------------------------------
                                            Robert F. Kizer
                                            President and Chief
                                              Executive Officer

                                        CORSON LIME COMPANY

                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------
                                            Timothy W. Byrne
                                            Senior Vice President

                                        TEXAS LIME COMPANY

                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------
                                            Timothy W. Byrne
                                            Senior Vice President

                                        ARKANSAS LIME COMPANY

                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------
                                            Timothy W. Byrne
                                            Senior Vice President


                                        Accepted and agreed to:

                                        CORESTATES BANK, N.A.

                                        By: /s/ CLIFFORD W. KEWLEY
                                            ------------------------------
                                            Clifford W. Kewley
                                            Vice President





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